Exhibit 99.1

Boston Scientific announces strategic investment in MiRus LLC

Agreement includes exclusive option to acquire novel, balloon-expandable transcatheter aortic valve made with proprietary rhenium alloy

MARLBOROUGH, Mass., May 18, 2026 – Boston Scientific Corporation (NYSE: BSX) today announced it has invested $1.5 billion in return for an approximately 34% equity stake in MiRus LLC, a privately-held company developing and commercializing proprietary biomaterials, implants and procedural solutions for the treatment of cardiovascular and orthopedic diseases, including the SIEGELTM Balloon Expandable Transcatheter Aortic Valve Replacement (TAVR) system. As part of the investment agreement, Boston Scientific also received an exclusive option to acquire the MiRus TAVR system, subject to additional payments and the completion of certain milestones. The SIEGEL technology is built on a proprietary rhenium alloy and is the first nickel-free, balloon-expandable TAVR valve intended to restore function and normal blood flow of severely narrowed aortic valves.

"The occurrence and recognition of aortic stenosis is growing rapidly and our investment in MiRus continues our pursuit to bring a differentiated TAVR system into our portfolio that we anticipate may improve outcomes for patients living with this life-threatening disease," said Lance Bates, executive vice president and president, Interventional Cardiology and Vascular Therapies, Boston Scientific. “Built upon years of research and proprietary technology, we believe the distinctive design and impressive early clinical results of the SIEGEL valve may set it apart from currently available technology, potentially providing physicians an advanced option to treat a wide array of patients.”

The SIEGEL TAVR valve is designed with leaflets made of dry porcine tissue and a nitric oxide-coated rhenium frame, which has a radial strength greater than cobalt or titanium.1 The open cell design of the frame is intended to eliminate foreshortening and aide precise placement in the heart. Uniquely, the valve is also pre-mounted directly onto the balloon and all sizes – 23 mm, 26 mm and 29 mm – can be precisely delivered through an 8 French expandable sheath, which is approximately 50% smaller2 than current commercially available TAVR delivery sheaths and may minimize vascular injuries.

MiRus recently initiated the STAR pivotal trial that is evaluating the safety and effectiveness of the three sizes of the SIEGEL valve in up to 1,025 patients with severe, symptomatic aortic stenosis considered to be at low, intermediate or high risk for surgical complications. Last year, MiRus presented findings from an early feasibility study assessing the safety and performance of the device.

“The SIEGEL valve is a promising technology and has received enthusiastic feedback from physician investigators for its less invasive delivery, nickel-free construct, precise placement resulting from a lack of foreshortening and excellent hemodynamics," said Jay Yadav, M.D., founder and chief executive officer, MiRus. "This collaborative relationship with Boston Scientific alongside the exceptional capabilities of our Atlanta-based team can further accelerate our progress towards broad accessibility for patients and physicians for what we believe will be a transformational treatment."
The investment in MiRus is expected to be immaterial to adjusted earnings per share for Boston Scientific in 2026. Boston Scientific may exercise the option to acquire the MiRus TAVR business by making additional aggregate cash payments totaling $3 billion, at Boston Scientific’s option following MiRus’ achievement of certain clinical and regulatory milestones, that would result in 100% ownership of the TAVR business, subject to customary closing conditions. If Boston Scientific exercises the option, MiRus will have the right to receive additional payments based on net sales of the SIEGEL TAVR valve over a specified period and Boston Scientific will also have an exclusive option to acquire mitral and tricuspid replacement valve assets from MiRus for an additional payment.

Caution: The SIEGELTM Balloon Expandable Transcatheter Aortic Valve Replacement (TAVR) system is an investigational device, which is not yet approved for commercial distribution in any country.

1 Per ASTM standards specification
2 Edwards eSheath+ Introducer Set Instructions for Use (2023-08 10058349001 A)

About Boston Scientific
Boston Scientific transforms lives through innovative medical technologies that improve the health of patients around the world. As a global medical technology leader for more than 45 years, we advance science for life by providing a broad range of high-performance solutions that address unmet patient needs and reduce the cost of healthcare. Our portfolio of devices and therapies helps physicians diagnose and treat complex cardiovascular, respiratory, digestive, oncological, neurological and urological diseases and conditions. Learn more at www.bostonscientific.com and follow us on LinkedIn.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words like "anticipate," "expect," "project," "believe," "plan," "estimate," "intend" and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the financial and business impact of the investment and the anticipated benefits of the investment, the exercise of the option and the timing thereof, business plans and strategy, clinical trials, product approvals and product performance and impact. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the forward-looking statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: economic conditions, including the impact of foreign currency fluctuations; future U.S. and global political, competitive, reimbursement and regulatory conditions, including changing trade and tariff policies; geopolitical events, conflicts and tensions; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; disruptions caused by public health emergencies or extreme weather or other climate change-related events; labor shortages and increases in labor costs; variations in outcomes of ongoing and future clinical trials and market studies; market competition for our products; expected procedural volumes; new product introductions; demographic trends; the closing and integration of acquisitions, including our ability or determination to exercise the option and our ability to achieve the anticipated benefits of the investment or the option (if exercised); clinical trial results; business disruptions (including disruptions in relationships with employees, customers and suppliers) following the announcement and/or closing of the investment or the exercise of the option; intellectual property; litigation; financial market conditions; future business decisions made by us and our competitors; the execution and effect of our business strategy, including our cost-savings and growth initiatives; the conditions to the completion of the investment or the exercise of the option, including the receipt of any required regulatory approvals and clearances, may not be satisfied at all or in a timely manner; and the fact that the exercise of the option may not occur or may be delayed. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements, except as required by law. This cautionary statement is applicable to all forward-looking statements contained in this press release.

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